SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) July 20, 2001
                                                         ---------------


                        CollaGenex Pharmaceuticals, Inc.
                        -------------------------------
               (Exact Name of Registrant as Specified in Charter)


Delaware                    0-28308                          52-1758016
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(State or Other    (Commission File Number)   (IRS Employer Identification No.)
Jurisdiction of
Incorporation)


41 University Drive, Newtown, Pennsylvania                     18940
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(Address of Principal Executive Offices)                     (Zip Code)


                                 (215) 579-7388
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                 (Registrant's telephone number, including area
                                      code)



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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.       Other Events.
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     On  June  19,  2001,  CollaGenex  Pharmaceuticals,   Inc.  (the  "Company")
announced that it had initiated its commercial launch of DentaplexTM, a professionally-recommended nutritional supplement specifically formulated to help maintain optimal oral health.

     Dentaplex is marketed as a dietary supplement. Dietary supplements are regulated by the FDA under the Food, Drug, and Cosmetic Act and implementing regulations. Although dietary supplements generally do not require FDA approval prior to marketing, the FDA regulates the safety, promotion, and labeling of dietary supplements. To qualify as a dietary supplement, a product must meet a number of requirements, e.g., it must contain a dietary ingredient, it must be labeled as a dietary supplement, and it must meet requirements for safety. Dietary supplements may be marketed with claims that they are intended to affect the structure or function of the body, but, with narrow exceptions, they may not be marketed with claims that they will diagnose, treat, prevent, cure, or mitigate a disease. The distinction between claims that a product affects the structure and function of the body and claims that a product diagnoses, treats, cures, mitigates, or prevents disease can be difficult to apply in practice, and the FDA has been active in notifying companies that because their claims are not acceptable, their products are drugs rather than dietary supplements. We can not be sure that the FDA will not assert that Dentaplex does not meet the requirements for dietary supplement status, which could result in FDA enforcement action or in our having to make changes to the product or its promotion or labeling, or withdraw it from the market.

     The Company and its products otherwise continue to be regulated as set forth in the Company's periodic filings with the Securities and Exchange Commission.

                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          COLLAGENEX PHARMACEUTICALS, INC.



                                           By: /s/ Nancy C. Broadbent
                                          -------------------------------------
                                           Nancy C. Broadbent
                                           Chief Financial Officer
                                          (Principal Financial Officer)


Date:  July 20, 2001